 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
G.T. GLOBAL
EASTERN EUROPE
FUND

ANNUAL REPORT
OCTOBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

The  views of the Fund's manage-
ment  and   portfolio   holdings
described  in this report are as
of October 31, 1996; these views
and portfolio holdings may  have
changed.

[GRAPHIC]

RESTRUCTURING SUMMARY FOR G.T. GLOBAL EASTERN EUROPE FUND

Investors in the G.T. Greater Europe Fund voted to restructure the Fund on February 9, 1996. The Fund offered to repurchase up to 55 % of the issued and outstanding shares of beneficial interest in the Fund. The repurchase price of the shares was the net asset value (NAV) at the close of regular trading on the New York Stock Exchange on May 10, 1996, less a repurchase fee equal to 1.20% of NAV per share.

As an interval fund, the Fund is required to make annual offers to repurchase a percentage of its outstanding shares, with redemption proceeds to be paid to participating shareholders in cash. The percentage of outstanding shares that the Fund will offer to repurchase in each annual offer will be established by the Board of Trustees shortly before the commencement of the offer, but it will not be less than 5% or more than 25% of the Fund's outstanding shares at that time. The Board currently expects the first two periodic offers in 1997 and 1998 to each be for 5% of outstanding shares.


G.T. GLOBAL EASTERN EUROPE FUND

MESSAGE FROM THE CHAIRMAN

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the Fund has benefited from declining inflation and interest rates throughout the region. We're proud of its performance over the past year and remain enthusiastic about its long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entities are now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors will now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities-represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you and your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,


/s/ David A. Minella
David A. Minella
CHAIRMAN
GT GLOBAL MUTUAL FUNDS

INTERVIEW WITH THE MANAGEMENT TEAM

Q HOW HAS THE FUND PERFORMED?

A Over the 12 months to October 31, 1996, the Fund's total return based on net asset value was 15.83%. The share price of the Fund, as traded on the New York Stock Exchange, rose by 7.84% over the same period. There is no stated performance benchmark, as few benchmarks are available in this relatively new market and no benchmark has gained widespread acceptance. We anticipate the launch of eastern European indices by major providers in 1997 and the emergence of an industry standard.

As the Fund has continued to build its position in eastern Europe since its mandate change in May, it has benefited from overall strength in the region. In particular, the Fund's largest three geographical allocations-Hungary, Russia and Poland-have done exceptionally well.

Q PLEASE DESCRIBE YOUR INVESTMENT PHILOSOPHY AND STYLE.

A We believe superior investment returns are obtained by the early identification of undiscounted changes, either top-down or bottom-up, in companies or in the environment in which they operate. Our two-stage investment process is designed to seek to capture these two types of undiscounted change.

The top-down approach, or country selection process, is largely driven by the regular country visits that we and our global economics team make. Bull markets often have common characteristics: rising liquidity, falling interest rates and inflation, falling political risk, corporate earnings that are likely to exceed consensus, reform and deregulation, and an appreciating real exchange rate. We consider a country a sell when the economy starts to overheat, political risk rises or the consensus on earnings exceeds our expectations.

The bottom-up approach, or stock selection process, is driven by regular company visits and internal research. We favor companies with strong management, comparative advantages, strong sales and earnings growth, leading market share, technological and low-cost dominance, innovative products and a favorable debt ratio. Company characteristics we consider unfavorable are family ownership structures and companies vulnerable to risk and competition from reform, deregulation of tariff protection, removal of monopoly powers, low liquidity and weak accounting standards.

Q HOW DO YOU VIEW THE REGION OVERALL?

A Economic reform is well entrenched and has not been reversed anywhere, even when left-wing parties have returned to power. The private sector now accounts for over 70% of the region's output, and we believe that the economies' strong growth is not reflected in current market multiples. Low labor costs, a high literacy rate and a stable political environment in many countries have generated strong growth in trade. German exports to eastern Europe now exceed exports to the United States. Eastern Europe provides the West with new, rapidly growing markets and a low-cost production base. In addition, many countries in the region have applied for membership in the European Union.

ECONOMIC GROWTH
      Russia   Poland   Hungary
1990   -2.91   -11.58    -3.47
1991   -4.97    -7.14   -11.92
1992  -14.54     1.92    -3.08
1993   -8.6      3.77    -0.62
1994  -12.76     5.45     2.91
1995   -3.84     6.9      2.5
1996   -2.49     6.45     0.99

Annual change year-on-year


INFLATION
      Russia   Poland   Hungary
1989       2      251       17
1990     5.6    585.5     28.9
1991    92.7     70.3       35
1992    1354       43       23
1993     896     35.3     22.5
1994     302     32.2     18.8
1995     205       27     28.2
1996      20       20     24.1

Note: logarithmic scale, annual change in CPI

Source: EBRD, IIF, 1996

Russia and Poland are different examples of economic development in the region. While inflation has come down considerably in Russia, Russia continues to lag the region in economic growth. Meanwhile, Poland is estimated to enjoy over 6% growth in GDP this year.

Q COULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT IN RUSSIA?

A Inflation in Russia has been squashed from 2,526% in 1992 to an annual rate of 20% in the last few months of 1996. Success in combating inflation has enabled Russia to return to the Eurobond market for the first time since the 1917 Bolshevik revolution.

                                                                   Continued p.3

                                                 G.T. GLOBAL EASTERN EUROPE FUND


INTERVIEW WITH THE MANAGEMENT TEAM  CONTINUED

Their recent $1 billion Eurobond issue was twice the size expected and the low 345-basis point (100 bps equal 1%) premium to U.S. Treasury notes exceeded the initial expectations of the Russian government.

Output has dropped 40% according to official figures, and 1996 will be the seventh consecutive year of negative growth. Official figures, in our opinion, are not truly reflective of actual conditions, however, and do not capture a whole range of new activities. If there had been a true drop of 40%, there would most likely be a depression and very high unemployment as well, which is not the case. The fall in Russia's gas and electricity output by, respectively, 8% and 21% since 1991 is a more accurate indicator of national output.

So, Russia is still clearly lagging most other countries in eastern Europe in terms of growth. Russian output is still falling, whereas Poland has achieved positive growth since 1992. Why this lag? Growth has been hampered by slow progress on some structural reforms and the need to bring hyper-inflation under control.

The disinflation strategy has restricted money supply to around 13% of national output, a ratio much lower than in other countries. The large unsatisfied demand for money has resulted in high real interest rates, scarce credit and the widespread use of barter and alternative forms of payment, which currently account for up to 60% to 70% of payments to industrial companies. Tight liquidity conditions have also fueled the non-payments crisis, which was further compounded by a timid application of relatively new bankruptcy laws as well as tax collection problems. While inflation has been greatly reduced, further progress on tax collection, better control over budget expenditures and a more strict enforcement of bankruptcy laws are needed to resolve the non-payments crisis and give companies access to cheap credit needed for economic expansion. Other factors hindering growth in the short term include over-regulation, crime, a weak legal framework and the lack of a broad consensus on economic reform. In most of eastern Europe, with the notable exception of the Czech Republic, left-wing parties descended from former communist parties have succeeded the first reformist governments. That reform has not been reversed anywhere is testimony to the development of a broad consensus on the need for radical economic changes. In Russia the consensus on economic reform is obviously weaker and Parliament often opposes government initiatives, thereby slowing down the process. While further setbacks cannot be ruled out, we believe a reversal of the reform program is unlikely as communism is widely perceived as discredited.

Having an unusually long tradition of autocracy spanning from Peter the Great to the collapse of the Soviet Union in 1991, Russia does not have the benefit of a strong, independent legal system. Enforcement of contracts through the courts is difficult, though progress has been made, albeit slowly. The weakness of the legal system has proved to be fertile ground for criminal activities. Extortion and racketeering are believed to be widespread, skimming off profits from companies and reducing the scope for the government to collect taxes. The establishment of law and order is viewed as the priority by the Russian business community.

Over-regulation is also an impediment to economic growth, often preventing the creation of small businesses, which provide the backbone of successful economies. Although Poland has a much smaller population than Russia, it has four times as many small businesses.

Russia has followed the Polish model and so far the outcome has been worse: political constraints have delayed and slowed reform and financial discipline has been weaker. Further progress in Russia critically hinges on the authorities' resolve to continue to refuse to print money. If tight monetary policies are pursued further, Russia could enter a virtuous cycle with a new wave of foreign institutional money financing the government through further Eurobond issues, and inflation and interest rates falling further. The expected inclusion of Russia in indices produced by Morgan Stanley Capital International and the IFC in 1997 is likely to generate further interest in the market.

Additional progress is needed for real interest rates to come down and growth to emerge, and recent experience shows that short-term setbacks cannot be excluded. Yet we believe the investment risk in Russia is attractively priced, especially in light of the country's long-term growth potential, which we feel is substantial, for the following reasons:

First, with communists gaining power in 1917, rather than after 1945, Russia was more deeply influenced by communism than any other country in the world. Starting from further behind, then, Russia may be expected to grow faster by the simple process of technological catch-up. Second, Russia has greater natural resources than any other country in the world. On a per-head basis, Russia produces more than the United States of natural gas, oil, steel, aluminum, nickel, platinum, diamonds

                                                                   Continued p.4

INTERVIEW WITH THE MANAGEMENT TEAM  CONTINUED

and many other minerals. The export of these resources provides the finances for development through the import of new machinery, technology and know-how.

Third, Russia has, like many other countries in eastern Europe, an unusually well-educated population relative to income. Literacy in Russia is more universal than in Britain or the U.S., as more young people go into higher education than in Britain. Fourth, military spending has been cut from an estimated 25% of national output to 5%, freeing massive resources that can now be put to more productive use.

Q WHAT IS YOUR ASSESSMENT OF POLAND?

A Poland is often and rightly viewed as the prototype of economic reform in eastern Europe. A relatively favorable starting position, coupled with an early, quick shock therapy, initially produced the sharpest contraction in output of the major economies in the region. Poland was also the first economy to emerge from its restructuring efforts, showing positive growth as early as 1992. It is the only major economy of the region with current output exceeding the level recorded in 1989, the year the Berlin wall came down.

Polish prices jumped 80% when they were freed, as early as January 1990. But the use of a fixed exchange rate enabled a rapid move to low inflation, and the resulting stability has been a major incentive to investment in Poland. Poland was also much faster at dismantling state controls and benefited from less excessive money and shorter queues than Russia. Not being viewed as the arch enemy, Poland was also quicker in obtaining the West's support in the form of an IMF loan and a stabilization fund. Further, Poland benefits from a better-established legal framework. The commercial code introduced in the 1930s is based on the Swiss code. As in Hungary, some property rights were retained under communism, making the transition to a market economy easier. The country has a very strong entrepreneurial culture.

Although Poland represents the best that has been achieved, the price of success is the increasing probability of some overheating. The country's proximity to Germany and European companies' growing emphasis on shareholder value have boosted foreign direct investment into a low-cost production base. Domestic demand is accelerating, with new car sales rising by 36% in the first eight months of 1996. The fiscal deficit has deteriorated slightly, creating a risk that real interest rates will have to rise. The Polish market could also suffer from a rather heavy program of new issues in 1997.

Q WHAT IS YOUR OUTLOOK FOR EASTERN EUROPE?

A The past five years have been a period of transition and transformation for eastern Europe as these countries progress from communism to capitalism. It has not been an easy time with major upheaval being forced upon companies, politicians and the general population. The next five years and beyond has the potential to be a period of strong growth as investment and demand accelerate. Equity markets continue to be established throughout the region and government privatization programs continue to be introduced. In our opinion, the opportunities for investors in this region have never looked more promising.

GEOGRAPHIC ALLOCATION OF NET ASSETS%(1)

                       October 31, 1996
 Hungary                     18.4
 Russia                      18.3
 Poland                      13.5
 Germany                     11.7
 Czech Republic               6.7
 Greece                       4.8
 Slovakia                     3.9
 Bulgaria                     2.3
 UK                           1.6
 Croatia                      1.4
 Ireland                      1.0
 France                       0.7
 U.S., Short-term & Other    15.7

(1) Geographic allocations may change as market conditions change.

ABOUT THE PORTFOLIO MANAGERS

NOTE: THE FOLLOWING PORTFOLIO MANAGERS HAVE ASSUMED RESPONSIBILITY FOR THE FUND SINCE THE RESTRUCTURING

JONATHAN CHEW - Portfolio Manager for Chancellor LGT Asset Management since 1990; Portfolio Manager for LGT Asset Management (Hong Kong) since 1988. Previously, Mr. Chew was an Investment Analyst at T.C. Coombs from 1979-1988. He received his B.Sc. from Loughborough University.

JONATHAN R. LEGAT - Portfolio Manager for Chancellor LGT Asset Management since 1983. Mr. Legat received his B.A. from Portsmouth Polytechnic.

SERGE SELFSLAGH - Portfolio Manager for Chancellor LGT Asset Management and LGT Asset Management PLC (London) since 1993. Previously, Mr. Selfslagh was a Portfolio Manager for Schroder Investment Management from 1986-92, and an economics lecturer at the Catholic University of Brussels. He received his M.A. from the Catholic University of Louvain and his M.Sc. from Imperial College.

                                                 G.T. GLOBAL EASTERN EUROPE FUND

G.T. GLOBAL EASTERN EUROPE FUND

                                                                                                          % of
10 LARGEST HOLDINGS AS OF OCTOBER 31, 1996(2)                                             Country        Net Assets

GRABOPLAST RT  Produces artificial leather, home improvement materials                    Hungary             5.7
and book binding. The home improvement product group is comprised of floor coverings, wallpaper and insulation products. The company exports to Germany,
Austria, England and the Netherlands.

ERGO BANK SA  A commercial bank that operates through approximately 99                    Greece              4.8
branches in Greece and one overseas.

GAZPROM  Owns and operates Russia's Unified Gas Supply System. The state owns             Russia              3.5
40% of the company, while Gazprom has a monopoly in supplying gas to the former
Soviet Union. The company also supplies 21% of western European natural gas consumption.

EGIS RT  Develops and manufactures pharmaceutical products such as medicine for           Hungary             2.8
the treatment of cardiovascular ailments and nutrition supplements. It distributes most of its products through the wholesale company MEDIMPEX. Majority owned by
Servier SA of France, which holds 51%.

SPT TELECOM AS  The main provider of telephone and telecommunications networks in the     Czech Rep           2.6
Czech Republic.The company is owned by the Czech Republic (15%), and by a joint venture between the Dutch and Swiss phone companies (27%).

MAGYAR OLAJ ES GAZIPARI  An integrated domestic oil and gas company. Magyar owns and      Hungary             2.5
operates three refineries, oil and gas pipelines, service stations, and natural gas storage facilities. Along with its subsidiaries, the company produces crude oil, petroleum products, bitumens, lubricants, and natural gas.

VYCHODOSLOVENSKE ZELEZIARNE AS  Slovakia's largest steelmaker.                            Slovakia            2.4

TATNEFT  A vertically integrated oil company, which explores, drills, produces and         Russia             2.4
refines oil and gas in Tatarstan. The company is currently developing 58 fields with more than 20,000 wells.

PICK SZEGED RT  Raises livestock, processes and distributes meat products. Operates       Hungary             2.2
eight retail outlets in Hungary in addition to supplying other retail stores and wholesalers.

CESKA SPORITELNA  A bank with more than 2000 branch offices in the Czech Republic.        Czech Republic      2.2

(2)There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

APPENDIX A

SPECIAL RISK CONSIDERATIONS

INVESTMENTS IN EASTERN EUROPEAN ISSUERS

Investments in issuers located in eastern Europe (except Germany) involves risks that may differ in kind or degree from risks normally associated with investment in issuers located elsewhere in Europe, including the following:

Securities Markets. The securities markets of eastern European countries, to the extent they exist, have substantially less trading volume than the securities markets of the United States, Japan and many countries elsewhere in Europe. Further, securities of eastern European issuers are generally less liquid and more volatile than securities of comparable issuers elsewhere in Europe. Accordingly, these securities markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is the case elsewhere in Europe.

Political and Legal Risks. Chancellor LGT Asset Management believes that long-term political stability is a critical prerequisite to the development of stable market economies and institutions for the protection of private investment and ownership and, accordingly, opportunities for capital appreciation. Historically, many of the eastern European countries in which the Fund expects to invest have been governed by totalitarian communist governments with single-party systems. There can be no assurance that eastern European countries will not experience political instability in the future which could adversely affect the market values of the Fund's portfolio securities and of the Fund's shares. In addition, the legal systems of property rights are newly established and untested, and the rights of an investor vis-a-vis his broker, bankruptcy law and other laws applicable to commercial transactions are not well developed.

Economic Considerations. Many eastern European countries have experienced or are experiencing recessionary conditions, high unemployment or hyper-inflation, and the danger of such conditions developing still exists in others. Such conditions could directly affect the market value of the Fund's portfolio securities and the market value of its shares. Foreign Investment and Repatriation Restrictions; Exchange Controls. Some eastern European countries prohibit certain kinds of investment or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund, and may require governmental registration or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments or withholding taxes imposed by eastern European countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

Regulatory Oversight and Corporate Disclosure Standards. Eastern European issuers of securities in which the Fund may invest are not subject to the same degree of regulation as are issuers elsewhere in Europe with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Consequently, prices which the Fund pays for investment securities may be affected by trading on material non-public information, market manipulation and similar activities. The financial disclosure, accounting and auditing standards of eastern European countries may differ from standards of other European countries in important respects and less information may be available to investors in issuers located in eastern Europe than elsewhere in Europe.

Custody and Settlement Mechanisms. The stock markets in some eastern Europe countries have settlement mechanisms that are less developed and reliable and more costly than those in more mature economies. Such circumstances may increase the risk of share registration and delivery delays. In addition, securities traded in certain eastern European countries may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

Currency Considerations. Because substantially all of the Fund's assets may be invested in securities quoted or denominated in currencies other than the U.S. dollar (and revenues may be received in such currencies), the U.S. dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of these currencies relative to U.S. dollar.

Hedging Strategies. In general, instruments to hedge many of the securities in which the Fund expects to invest, as well as the currencies in which they are quoted or denominated, are not available. Accordingly, the Fund fully expects to be substantially exposed to the risks outlined above at least in the near term.

                                                                  Continued p. 7

SPECIAL RISK CONSIDERATIONS CONTINUED

Should appropriate instruments become available, however, the Fund's hedging strategies and use of options strategies entail risk and may not successfully or completely hedge the risk intended or otherwise achieve the result desired.

INVESTMENTS IN ILLIQUID SECURITIES

The Fund may invest without limitation in illiquid securities. Such securities may include securities in smaller, less-seasoned companies that may not be publicly traded. Investment in smaller companies involves greater risk than is customarily associated with the securities of more established companies. The Fund may have difficulty disposing of illiquid securities because they may have a thin trading market. There may be no established retail secondary market, and such securities may be able to be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such securities and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio.

INVESTMENTS IN LOWER-GRADE DEBT SECURITIES

The Fund may invest without limitation in lower-grade debt securities, including securities having the lowest ratings assigned by nationally recognized statistical ratings organizations or no rating but judged by Chancellor LGT Asset Management to be of comparable quality. Such investments involve a high degree of risk and are predominantly speculative. Debt issued by issuers (including government issuers) located in eastern Europe generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S & P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Investments in debt securities of eastern European governments involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of such debt. A government's ability or unwillingness to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's policy toward principal international lenders and the political constraints to which a government may be subject. Eastern European governments may default on their debt.

The Fund may also purchase and sell debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

In addition, the Fund may invest in indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities or other financial indicators. Indexed securities typically, though not always, are debt securities whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may also be more volatile than the underlying instruments.

DIVIDEND REINVESTMENT PLAN

The G.T. Global Eastern Europe Fund ("Fund") Dividend Reinvestment Plan offers you a way to automatically reinvest income from dividends and capital gain distributions (collectively referred to as "dividends") in shares of the Fund. State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 01166 ("State Street"), acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares. The complete terms and conditions of the Dividend Reinvestment Plan may be obtained from the Fund at the address on the cover of this report. Please Note: If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

You are automatically enrolled in the Plan unless you specifically elect to receive dividends in cash. If you own shares in your own name, you should notify State Street, the Plan Agent, in writing if you wish to receive dividends in cash.

If the Fund declares a dividend, you, as a participant in the Plan, will automatically receive shares of the Fund. If the Fund's net asset value per share on the payment date equals or is less than the market price per share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the dividend amount in newly issued Fund shares on your behalf. The number of newly issued shares to be credited to your account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued; provided that the discount from the then current market price may not exceed 5%. If the net asset value is greater than the market price plus estimated brokerage commissions ("market discount"), the Plan Agent will invest the dividend amount in shares purchased on the New York Stock Exchange (NYSE) or otherwise on the open market to the extent available. If, before the Plan Agent has completed its open-market purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and, with respect to the uninvested portion of the dividend amount, participants in the Plan will receive newly issued shares.

There is no direct charge to participants for reinvesting dividends, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of the brokerage commissions incurred by the Plan Agent. Please Note:
The automatic reinvestment of dividends does not relieve you of any income tax which may be payable or required to be withheld on dividends.

You will receive an account statement from the Plan Agent after the distribution is paid, showing total dividends, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you.

You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent according to the Plan. If you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to the date of written notice of the change sent to the participants of the Plan at least 90 days before the record date for such dividend. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior written consent on at least 90 days prior written notice to participants in the Plan.

You may withdraw from the Plan without penalty at any time. Withdrawal requests should be directed to the Plan Agent and should include the name of the Fund and shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by shareholder to take all subsequent dividends in cash. Elections will only be effective for dividends declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. If you do withdraw from the Plan, you will receive, without charge, a certificate issued in your name for all full shares; or if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert to cash, at the then-current market price, any fractional shares you hold at the time of withdrawal and send you a check for the proceeds.

                                                                   Continued p.9

DIVIDEND REINVESTMENT PLAN  Continued

If you hold shares in your own name, please address all notices, correspondence, questions, or other communication regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.



FUNDAMENTAL PERIODIC REPURCHASE POLICY.

THE FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL POLICY REGARDING PERIODIC
REPURCHASES:

A    The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board may place such conditions and limitations on Offers as may be permitted pursuant to Rule 23c-3 or SEC order.

B    The third Friday in April of each year, or the immediately preceding business day if such day is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer.

C    The date on which the repurchase price for shares is to be determined (the
"Repurchase Pricing Date") shall occur no later than the fourteenth day after a Repurchase Request Deadline, or the next business day if such day is not a business day.

D    Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

G.T. GLOBAL
EASTERN EUROPE
FUND

FINANCIAL
STATEMENTS

                        G.T. GLOBAL EASTERN EUROPE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of G.T. Global
Eastern Europe Fund:

We have audited the accompanying statement of assets and liabilities of G.T. Global Eastern Europe Fund (previously G.T. Greater Europe Fund), including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Eastern Europe Fund (previously G.T. Greater Europe Fund) as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 17, 1996

                                       F1

                        G.T. GLOBAL EASTERN EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Consumer Non-Durables (15.7%)
  Graboplast RT ............................................   HGRY           225,665   $  6,916,267         5.7
    HOUSEHOLD PRODUCTS
  Egis RT ..................................................   HGRY            56,022      3,457,413         2.8
    HEALTH CARE
  Pick Szeged RT 144A GDR (b)(d) ...........................   HGRY            60,000      2,704,269         2.2
    FOOD MANUFACTURER
  Schering AG ..............................................   GER             30,600      2,463,731         2.0
    HEALTH CARE
  Sun Brewing Ltd. GDR (b)(e) ..............................   RUS            226,000      2,147,000         1.7
    BEVERAGES - ALCOHOL
  Moebel Walther AG - Preferred ............................   GER             25,000      1,548,665         1.3
    HOUSEHOLD PRODUCTS
                                                                                        ------------
                                                                                          19,237,345
                                                                                        ------------
Finance (11.8%)
  Ergo Bank SA .............................................   GK             100,000      5,871,347         4.8
    BANKS - MONEY CENTER
  Ceska Sporitelna GDR (b)(e) ..............................   CZCH           212,000      2,650,000         2.2
    BANKS - MONEY CENTER
  Invesco PLC ..............................................   UK             525,800      1,989,074         1.6
    INVESTMENT MANAGEMENT
  Deutsche Bank AG .........................................   GER             40,300      1,867,743         1.5
    BANKS - MONEY CENTER
  Bank Rozwoju Eksportu SA (b) .............................   POL             35,000      1,039,962         0.9
    BANKS - MONEY CENTER
  Zagrebacka Banka GDR (b)(e) ..............................   HGRY            48,940        948,212         0.8
    BANKS - MONEY CENTER
                                                                                        ------------
                                                                                          14,366,338
                                                                                        ------------
Energy (10.8%)
  Gazprom ADR Reg. S Shares (b)(e) .........................   RUS            225,000      4,218,750         3.5
    OIL & GAS
  Magyar Olaj-es Gazipari RT GDR (b) .......................   HGRY           303,000      3,060,300         2.5
    OIL & GAS
  Tatneft ..................................................   RUS                 --             --         2.4
    OIL & GAS
    Common (b)(e) ..........................................   --              50,000      1,875,000          --
    Sponsored ADR (b)(e) ...................................   --              30,000      1,080,000          --
  Nafta Gbely AS (e) .......................................   SLVK            30,000      1,870,743         1.5
    OIL & GAS
  Lukoil Oil Co. Sponsored ADR (b) .........................   RUS             28,200      1,106,850         0.9
    OIL & GAS
                                                                                        ------------
                                                                                          13,211,643
                                                                                        ------------
Materials/Basic Industry (9.9%)
  Vychodoslovenske Zeleziarne AS (e) .......................   SLVK           150,000      2,882,863         2.4
    METALS - STEEL
  BASF AG ..................................................   GER             80,000      2,558,478         2.1
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        G.T. GLOBAL EASTERN EUROPE FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  BorsodChem RT Sponsored GDR (b) ..........................   HGRY            99,000   $  2,004,750         1.6
    CHEMICALS
  Tisza Vegyi Kombinat RT GDR (b)(e) .......................   HGRY           153,000      1,323,450         1.1
    CHEMICALS
  SGL Carbon AG ............................................   GER             10,125      1,140,685         0.9
    CHEMICALS
  Gorazdze SA (b) ..........................................   POL             39,197      1,039,135         0.8
    BUILDING MATERIALS & COMMODITIES
  TKI "B" Shares (b) .......................................   POL                975        585,000         0.5
    MISC. MATERIALS & COMMODITIES
  Nitzhnetagilsky Ferrous Metal Factory (b)(e) .............   RUS         15,000,000        566,250         0.5
    METALS - IRON
  Catalyst Energy Services (c)(e)(g) .......................   US              19,600             --          --
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          12,100,611
                                                                                        ------------
Capital Goods (8.1%)
  Mosenergo Sponsored ADR 144A (b)(d) ......................   RUS             90,800      2,633,200         2.2
    ENERGY
  Fried, Krupp AG Hoesch ...................................   GER             15,000      2,363,883         1.9
    MACHINERY & ENGINEERING
  Ceske Energeticke Zavody AS (e) ..........................   CZCH            63,600      2,270,499         1.9
    ENERGY
  Bydgoska Fabryka Kabli SA (b)(e) .........................   POL            175,000      1,220,554         1.0
    ENERGY
  Stomil Olsztyn SA (b)(e) .................................   POL            105,000      1,113,444         0.9
    PLASTICS & RUBBER
  Elektrim Spolka Akcyjna SA (b) ...........................   POL             35,445        296,405         0.2
    ENERGY
                                                                                        ------------
                                                                                           9,897,985
                                                                                        ------------
Services (5.5%)
  SPT Telecom AS (e) .......................................   CZCH            30,000      3,211,855         2.6
    TELECOM - OTHER
  Rostelecom (b)(e) ........................................   RUS            610,000      1,573,800         1.3
    TELEPHONE - LONG DISTANCE
  PLD Telekom, Inc. (e) ....................................   US             140,000        927,500         0.8
    TELEPHONE - LONG DISTANCE
  Russian Telecommunication Development Corp. ..............   RUS                 --             --         0.7
    TELEPHONE NETWORKS
    Non-voting (b)(c)(e)(g) ................................   --              52,600        526,000          --
    Voting (b)(c)(e)(g) ....................................   --              38,400        384,000          --
  Fotex (e) ................................................   HGRY           145,700         95,774         0.1
    RETAILERS - OTHER
  Technoimpex (b)(c)(e)(g) .................................   HGRY             1,400             --          --
    WHOLESALE & INTERNATIONAL TRADE
                                                                                        ------------
                                                                                           6,718,929
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        G.T. GLOBAL EASTERN EUROPE FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Multi-Industry/Miscellaneous (2.1%)
  Pliva D.D. - Reg. S GDR (b)(e) ...........................   CRT             34,000   $  1,674,500         1.4
    MULTI-INDUSTRY
  Albatros Investissement (e) ..............................   FR              45,560        891,498         0.7
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           2,565,998
                                                                                        ------------
Investment Funds (1.0%)
  Baltic Republic Fund (b)(c)(e)(g) ........................   IRE              9,000      1,228,500         1.0
    COUNTRY FUND
  Harvardsky Dividendov Investment Fund (e) ................   CZCH             8,520         45,760          --
    COUNTRY FUND
                                                                                        ------------
                                                                                           1,274,260
                                                                                        ------------
Consumer Durables (2.0%)
  Volkswagen AG ............................................   GER              6,100      2,403,281         2.0
    AUTOMOBILES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $74,322,242) ................                              81,776,390        66.9
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       AMOUNT        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Fixed Income Investments (18.2%)
  Republic of Poland, PDI Bonds, 4.00%, due 10/27/2014
   (b)(f) ..................................................   POL       $ 10,100,000      8,345,125         6.8
  Russia When Issued, MYRA FRN, due 01/15/2021 (b)(e) ......   RUS         11,000,000      5,967,500         4.9
  Bulgaria Discount Brady Bond, Series A, 6.6875%, due
   07/28/2024 (b)(f) .......................................   BUL          5,500,000      2,787,813         2.3
  Hungarian Government Bond, Series 97Z2, 30.00%, due
   7/5/1997 ................................................   HGRY       289,000,000      1,942,208         1.6
  Poland Treasury Bills ....................................   POL                 --             --         2.4
    18.75%, due 11/27/96 ...................................   --           4,500,000      1,581,048          --
    18.75%, due 11/13/96 ...................................   --           4,000,000      1,414,577          --
  Vneshekonombank Loan Assignment ..........................   RUS            330,000        242,344         0.2
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $20,241,726) ..........                              22,280,615        18.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        G.T. GLOBAL EASTERN EUROPE FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
                                                                                          (NOTE 1)       ASSETS(A)
                                                                                        ------------   -------------
Repurchase Agreement (17.4%)
  Dated October 31, 1996, with State Street Bank & Trust
   Company, due November 1, 1996, for an effective yield of
   5.55% collateralized by $19,425,000 U.S. Treasury Bonds,
   7.875% due 11/15/07 (market value of collateral is
   $22,391,201 including accrued interest). (cost
   $21,259,000) ............................................                            $ 21,259,000        17.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $115,822,968) * ....................                             125,316,005       102.5
Other Assets and Liabilities ...............................                              (3,112,232)       (2.5)
                                                                                        ------------       -----

NET ASSETS .................................................                            $122,203,773       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        (a)  Percentages indicated are based on net assets of $122,203,773.
        (b)  U.S. currency denominated.
        (c) At October 31, 1996, the Fund owned the following restricted securities constituting 1.8% of net assets which may not be publicly sold without registration under the Securites Act of 1933 (Note 1). Additional information on restricted securities is as follows:

                                          ACQUISITION          ACQUISITION   MARKET VALUE
                                             DATE      SHARES     COST        PER SHARE
                                          -----------  ------  -----------   ------------
Baltic Republic Fund....................   09/02/94     9,000  $   900,000     $136.50
Catalyst Energy Services................   09/18/91    19,600      420,000        0.00
Russian Telecommunication Development
 Corp.:
  Non-voting............................   12/20/93    52,600      526,000       10.00
  Voting................................   12/20/93    38,400      384,000       10.00
Technoimpex.............................   11/22/90     1,400    2,989,406        0.00

        (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (e)  Non-income producing security.
        (f) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 1996.
        (g) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
          * For Federal income tax purposes, cost is $116,151,468 and appreciation (depreciation) of securities is as follows:

                 Unrealized appreciation:         $  15,981,522
                 Unrealized depreciation:            (6,816,985)
                                                  -------------
                 Net unrealized appreciation:     $   9,164,537
                                                  -------------
                                                  -------------

    Abbreviations:
    GDR--Global Depository Receipt
    ADR--American Depository Receipt
    PDI--Past Due Interest

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        G.T. GLOBAL EASTERN EUROPE FUND

                                October 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                                PERCENTAGE OF NET ASSETS(A)
                                        -------------------------------------------
                                                     FIXED       SHORT-TERM
COUNTRY (COUNTRY CODE)                  EQUITY      INCOME        & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Bulgaria (BUL) .......................    0.0         2.3                       2.3
Croatia (CRT) ........................    1.4                                   1.4
Czech Republic (CZCH) ................    6.7                                   6.7
France (FR) ..........................    0.7                                   0.7
Germany (GER) ........................   11.7                                  11.7
Greece (GK) ..........................    4.8                                   4.8
Hungary (HGRY) .......................   16.8         1.6                      18.4
Ireland (IRE) ........................    1.0                                   1.0
Poland (POL) .........................    4.3         9.2                      13.5
Russia (RUS) .........................   13.2         5.1                      18.3
Slovakia (SLVK) ......................    3.9                                   3.9
United Kingdom (UK) ..................    1.6                                   1.6
United States (US) ...................    0.8                       14.9       15.7
                                        ------      -----          -----      -----
Total  ...............................   66.9        18.2           14.9      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

(a)  Percentages indicated are based on Net Assets of $122,203,773.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        G.T. GLOBAL EASTERN EUROPE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES
                                October 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $94,563,968) (Note 1).............................  $104,057,005
  Repurchase agreement, at value and cost (Note 1)............................................   21,259,000
  U.S. currency....................................................................  $     430
  Foreign currencies (cost $120,940)...............................................    120,587      121,017
                                                                                     ---------
  Receivable for securities sold..............................................................    2,458,660
  Dividends and interest receivable...........................................................      562,860
  Receivable from Manager.....................................................................      315,142
  Dividend withholding tax reclaims receivable................................................      227,161
  Prepaid expenses............................................................................        4,934
                                                                                                -----------
    Total assets..............................................................................  129,005,779
                                                                                                -----------
Liabilities:
  Payable for securities purchased............................................................    6,453,796
  Payable for investment management fees (Note 2).............................................      126,696
  Payable for printing and postage expenses...................................................       79,000
  Payable for professional fees...............................................................       73,900
  Payable for administration fees (Note 2)....................................................       25,339
  Payable for Trustees' fees and expenses (Note 2)............................................        6,350
  Payable for custodian fees..................................................................        5,600
  Other liabilities...........................................................................       31,325
                                                                                                -----------
    Total liabilities.........................................................................    6,802,006
                                                                                                -----------
Net assets....................................................................................  $122,203,773
                                                                                                -----------
                                                                                                -----------
Net asset value per share
 ($122,203,773 DIVIDED BY 7,220,418 shares outstanding).......................................  $     16.92
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Par value (Note 4)..........................................................................  $    72,204
  Paid in capital (Note 4)....................................................................   98,921,114
  Undistributed net investment income.........................................................    1,104,736
  Accumulated net realized gain on investments and foreign currency transactions (Note 1).....   12,635,825
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies.................................................................................      (23,143)
  Net unrealized appreciation of investments..................................................    9,493,037
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $122,203,773
                                                                                                -----------
                                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        G.T. GLOBAL EASTERN EUROPE FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest and other.........................................................................  $ 3,524,997
  Dividends (net of foreign withholding tax of $217,821).....................................    1,975,196
                                                                                               -----------
    Total investment income..................................................................    5,500,193
                                                                                               -----------
Expenses:
  Investment management fees (Note 2)........................................................    2,310,763
  Administration fees (Note 2)...............................................................      462,152
  Professional fees..........................................................................      321,894
  Printing and postage expenses..............................................................      139,593
  Custodian fees.............................................................................       88,151
  Transfer agent fees........................................................................       70,348
  Trustees' fees and expenses (Note 2).......................................................       30,073
  Other expenses.............................................................................       44,692
                                                                                               -----------
    Total expenses...........................................................................    3,467,666
                                                                                               -----------
Net investment income........................................................................    2,032,527
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................  $37,607,515
  Net realized loss on foreign currency transactions............................     (445,872)
                                                                                  -----------
    Net realized gain during the period......................................................   37,161,643
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies........................................................       73,029
  Net change in unrealized appreciation of investments..........................  (14,682,286)
                                                                                  -----------
    Net unrealized depreciation during the period............................................  (14,609,257)
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   22,552,386
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $24,584,913
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        G.T. GLOBAL EASTERN EUROPE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED    YEAR ENDED
                                                                               OCTOBER 31,   OCTOBER 31,
                                                                                   1996          1995
                                                                               ------------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income......................................................  $  2,032,527  $  1,832,586
  Net realized gain on investments and foreign currency transactions.........    37,161,643     6,614,420
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies.........................................        73,029      (181,924)
  Net change in unrealized depreciation of investments.......................   (14,682,286)  (12,593,055)
                                                                               ------------  ------------
  Net increase (decrease) in net assets resulting from operations............    24,584,913    (4,327,973)
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (1,912,552)     (352,937)
  From net realized gain on investments......................................      (981,975)   (5,230,782)
                                                                               ------------  ------------
    Total distributions......................................................    (2,894,527)   (5,583,719)
Capital share transactions (Note 4)
  Cost of shares redeemed pursuant to tender offer (Note 5)..................  (136,185,045)           --
                                                                               ------------  ------------
    Total decrease in net assets.............................................  (114,494,659)   (9,911,692)
Net assets:
  Beginning of period........................................................   236,698,432   246,610,124
                                                                               ------------  ------------
  End of period..............................................................  $122,203,773* $236,698,432**
                                                                               ------------  ------------
                                                                               ------------  ------------

--------------
     * Including undistributed net investment income of $1,104,736. ** Including undistributed net investment income of $1,912,647.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        G.T. GLOBAL EASTERN EUROPE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1996        1995        1994        1993        1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.75   $   15.37   $   14.07   $   10.37   $   10.94
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.24        0.11        0.02        0.12        0.13
  Net realized and unrealized gain
   (loss) on investments................       2.11       (0.38)       1.52        3.58       (0.59)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.35       (0.27)       1.54        3.70       (0.46)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders from:
  Net investment income.................      (0.12)      (0.02)      (0.12)       0.00       (0.02)
  Net realized gain on investments......      (0.06)      (0.33)      (0.12)       0.00       (0.09)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.18)      (0.35)      (0.24)       0.00       (0.11)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   16.92   $   14.75   $   15.37   $   14.07   $   10.37
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------
Market value, end of period.............  $   13.75   $   12.75   $   13.00   $   14.25   $    9.38
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (based on market
 value).................................       9.35%       0.73%      (7.25)%      52.0%       (0.2)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 122,204   $ 236,698   $ 246,610   $ 225,231   $ 166,042
Ratio of net investment income to
 average net assets.....................       1.09%       0.80%       0.15%       1.04%       1.20%
Ratio of expenses to average net
 assets.................................       1.87%       1.79%       1.87%       1.88%       1.92%
Portfolio turnover rate.................         69%         57%         65%         87%        109%
Average commission rate paid on
 portfolio transactions.................  $  0.0420         N/A         N/A         N/A         N/A

    The accompanying notes are an integral part of the financial statements.
                                      F10

                        G.T. GLOBAL EASTERN EUROPE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Eastern Europe Fund ("Fund") (formerly the G.T. Greater Europe Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, are valued at the mean between closing bid and asked prices. In cases where securities are traded on more than one exchange, or traded both on an exchange and over the counter, the securities are valued on the exchange or in the market determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last

                                      F11

                        G.T. GLOBAL EASTERN EUROPE FUND

bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the counterparty fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income and capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments.

                                      F12

                        G.T. GLOBAL EASTERN EUROPE FUND

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. (previously defined as the "Manager") which acts as the Fund's investment manager. The Fund pays the Manager management fees, which are calculated and paid monthly, at the annualized rate of 1.25% of the Fund's average weekly adjusted net assets (which, for this purpose, means the average weekly value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than borrowings used for investment purposes).

Princeton Administrators, L.P. ("Princeton") (formerly Middlesex Administrators L.P.) acts as administrator of the Fund. The Fund pays administration fees to Princeton, calculated and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly adjusted net assets.

The Fund pays each of its Trustees who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1996, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $87,330,148 and $233,836,333, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1996.

4. CAPITAL SHARES
At October 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at $0.01 par value per share. 16,045,345 shares were issued and 7,220,418 shares remained outstanding.

5. REORGANIZATION
At the Reconvened Special Meeting of the Shareholders held on February 9, 1996 (the "Special Meeting"), shareholders of the Fund voted on a proposal to approve an Amended and Restated Declaration of Trust providing for the restructuring of the Fund (the "Restructuring Proposal"). The Restructuring Proposal included (a) changing the name of the Fund to "G.T. Global Eastern Europe Fund" so as to reflect that, under normal circumstances, at least 65% of the Fund's total assets be invested in equity and debt securities of issuers located in Eastern Europe, and (b) converting the Fund to an interval structure, pursuant to which the Fund would make annual offers to repurchase at least 5%, but not more than 25%, of its outstanding shares.

In connection with the above, two separate lawsuits were filed by plaintiff shareholders seeking to, among other things, enjoin the vote at the Special Meeting and to force the Fund to adopt open-end status. The U.S. District Court denied the plaintiffs' requests to enjoin the vote at the Special Meeting. The Fund, G.T. Capital Management, Inc., the predecessor to Chancellor LGT Asset Management, Inc., and the Board of Trustees of the Fund reached an agreement with the plantiffs, such agreement being at no cost to the Fund, to settle the claims made in the two lawsuits, and to permit the Fund to implement the Restructuring Proposal. On October 21, 1996, the U.S. District Court entered an order approving such settlement and dismissing the case.

In connection with the Restructuring Proposal, on April 3, 1996, the Fund offered to repurchase up to 55% of the issued and outstanding shares of beneficial interest in the Fund as of May 3, 1996. The repurchase price of the shares was the Net Asset Value per share at the close of regular trading on the New York Stock Exchange on May 10, 1996, less a repurchase fee equal to 1.20% of NAV per share.

The Fund's agent, Boston Equiserve, indicated that 11,240,421 shares were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer. The shares accepted for tender (8,824,927 shares representing 55%) received cash at a repurchase offer price of $15.36, which was equal to the Fund's net asset value of $15.54 as of May 10, 1996, less the repurchase fee. On May 11, 1996, the Fund completed its repurchase offer. After the repurchase offer, the Fund has approximately 7.2 million shares outstanding; 8,824,927 shares were returned to the Fund's Treasury.

Effective June 3, 1996, the Fund changed its name to G.T. Global Eastern Europe Fund.

                                      F13

                        G.T. GLOBAL EASTERN EUROPE FUND

6. PROXY RESULTS
During the year ended October 31, 1996, G.T. Global Eastern Europe Fund shareholders voted on the following proposals at a shareholders' meeting held on August 14, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                SHARES VOTED   SHARES WITHHELD
                                                                                    FOR           AUTHORITY
                                                                                ------------   ---------------
1. Election of Trustee: David A. Minella.......................                   4,536,420        279,186

                                                                 SHARES VOTED   SHARES VOTED    SHARES VOTED
                                                                     FOR          AGAINST          ABSTAIN
                                                                 ------------   ------------   ---------------
2. Proposal to ratify the selection of Coopers & Lybrand L.L.P.    4,548,227        223,467         43,912
   as Independent Public Accountants
   for the fiscal year ended October 31, 1996..................

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.39 per share (representing an approximate total of $2,850,727). The total amount of taxes paid by the Fund to such countries was approximately $.03 per share (representing an approximate total of $217,821).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $14,955,000 as a capital gain dividend for the fiscal year ended October 31, 1996.

                                      F14

                        G.T. GLOBAL EASTERN EUROPE FUND

                                     NOTES

--------------------------------------------------------------------------------

                        G.T. GLOBAL EASTERN EUROPE FUND

                                     NOTES

--------------------------------------------------------------------------------

                        G.T. GLOBAL EASTERN EUROPE FUND

                                     NOTES

--------------------------------------------------------------------------------

                        G.T. GLOBAL EASTERN EUROPE FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                   GT GLOBAL EASTERN EUROPE FUND
          GREAR612017M.584